     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 20, 1999

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

                     EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)


     Filed by the registrant [X]
     Filed by a party other than the registrant [ ]
     Check the appropriate box:
[ ] Preliminary proxy statement

                                           [ ] Confidential, For Use of the Com-
                                             mission Only (as permitted by
                                             Rule 14a-6(e)(2))

[X]  Definitive proxy statement
[X]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                             MUNIENHANCED FUND, INC.
                                  P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                  Same as above
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
   [X] No fee required.
   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
   (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
   (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
   (5) Total fee paid:
--------------------------------------------------------------------------------
   [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registrations statement number, or the form or schedule and the date of its filing.

   (1) Amount previously paid:

--------------------------------------------------------------------------------
   (2) Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------
   (3) Filing Party:

--------------------------------------------------------------------------------
   (4) Date Filed:
--------------------------------------------------------------------------------

                            MUNIENHANCED FUND, INC.

                                                                  April 20, 1999

Dear Stockholders:

     You are cordially invited to attend the Annual Meeting of Stockholders of MuniEnhanced Fund, Inc. (the "Fund") to be held at the offices of Merrill Lynch Asset Management, L.P., on May 26, 1999, at 11:00 A.M.

     At the meeting, in addition to electing Directors and ratifying auditors, you are being asked to consider and approve an amendment to the Articles Supplementary of the Fund. THE FUND'S BOARD OF DIRECTORS BELIEVES ALL THE PROPOSALS ARE IN THE BEST INTERESTS OF STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" ALL PROPOSALS. Please read the entire proxy statement, which discusses these proposals in greater detail.

     Regardless of the number of shares you own, it is important that they be represented and voted. PLEASE TAKE THE TIME TO READ THE ENCLOSED PROXY AND SIGN, DATE AND MAIL THE PROXY CARD AS SOON AS POSSIBLE. Your prompt response will help save the Fund expenses related to additional solicitation. IF YOU HAVE BEEN PROVIDED WITH THE OPPORTUNITY ON YOUR PROXY CARD OR VOTING INSTRUCTION FORM TO PROVIDE VOTING INSTRUCTIONS VIA TELEPHONE OR THE INTERNET, PLEASE TAKE ADVANTAGE OF THESE PROMPT AND EFFICIENT VOTING OPTIONS.

     If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, D.F. King & Co., Inc. at 1-800-859-8508.

     We appreciate the time and consideration that you can give to this matter.

                                          Sincerely,

                                          ALICE A. PELLEGRINO
                                          Secretary

                            MUNIENHANCED FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                            ------------------------

                 NOTICE OF 1999 ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 26, 1999
                            ------------------------

TO THE STOCKHOLDERS OF
  MUNIENHANCED FUND, INC.:

     NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Stockholders (the "Meeting") of MuniEnhanced Fund, Inc. (the "Fund") will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Wednesday, May 26, 1999 at 11:00 a.m. for the following purposes:

          (1) To elect a Board of Directors to serve for the ensuing year;

          (2) To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of the Fund for its current fiscal year;

          (3) To consider and act upon a proposal to approve an amendment to the Articles Supplementary of the Fund; and

          (4) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on March 31, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

     A complete list of the stockholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after May 12, 1999, at the offices of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey. You are cordially invited to attend the Meeting. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                          By Order of the Board of Directors
                                          ALICE A. PELLEGRINO
                                          Secretary

Plainsboro, New Jersey
Dated: April 20, 1999

                                PROXY STATEMENT
                          ---------------------------

                            MUNIENHANCED FUND, INC.
                                 P.O. BOX 9011
                       PRINCETON, NEW JERSEY, 08543-9011
                          ---------------------------

                      1999 ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 26, 1999

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of MuniEnhanced Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the 1999 Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of Merrill Lynch Asset Management, L.P. ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey, on Wednesday, May 26, 1999, at 11:00 a.m. The approximate mailing date of this Proxy Statement is April 22, 1999.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Board of Directors to serve for the ensuing year, for the ratification of the selection of independent auditors to serve for the Fund's current fiscal year and for the amendment to the Articles Supplementary of the Fund. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

     The Board of Directors has fixed the close of business on March 31, 1999, as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, the Fund had outstanding 29,369,874 shares of common stock, par value $.10 per share ("Common Stock"), and 6,000 shares of auction market preferred stock, par value $.025 per share and liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon ("AMPS"). To the knowledge of the Fund, as of the Record Date, no person is the beneficial owner of more than five percent of the outstanding shares of Common Stock or five percent of the outstanding AMPS.

     The Board of Directors of the Fund knows of no business other than that mentioned in Items 1, 2 and 3 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                         ITEM 1. ELECTION OF DIRECTORS

     At the Meeting, the Board of Directors will be elected to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) as follows:

          (1) All such proxies of the holders of AMPS, voting separately as a class, in favor of the two (2) persons designated as Directors to be elected by holders of AMPS; and

          (2) All such proxies of the holders of Common Stock and AMPS, voting together as a single class, in favor of the five (5) persons designated as Directors to be elected by holders of Common Stock and AMPS.

     The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Directors may recommend.

     Certain information concerning the nominees, including their designated classes, is set forth as follows:

TO BE ELECTED BY HOLDERS OF AMPS, VOTING SEPARATELY AS A CLASS:

                                                                                                SHARES
                                                                                             BENEFICIALLY
                                                                                               OWNED AT
                                                                                            THE RECORD DATE
                                                  PRINCIPAL OCCUPATIONS                     ---------------
                                                 DURING PAST FIVE YEARS          DIRECTOR   COMMON
   NAME AND ADDRESS OF NOMINEE      AGE        AND PUBLIC DIRECTORSHIPS(1)        SINCE      STOCK    AMPS
----------------------------------  ---   -------------------------------------  --------   -------   -----
Herbert I. London(1)(2)...........  60    John M. Olin Professor of Humanities,    1989          0      0
  2 Washington Square Village             New York University since 1993 and
  New York, New York 10012                Professor since 1980; President,
                                          Hudson Institute since 1997 and
                                          Trustee thereof since 1980; Dean,
                                          Gallatin Division of New York
                                          University from 1976 to 1993;
                                          Distinguished Fellow, Herman Kahn
                                          Chair, Hudson Institute from 1984 to
                                          1985; Director, Damon Corp. from 1991
                                          to 1995; Overseer, Center for Naval
                                          Analyses from 1983 to 1993; Limited
                                          Partner, Hypertech LP in 1996.
Andre F. Perold(1)(2).............  46    Professor, Harvard Business School       1989          0      0
  Morgan Hall                             since 1989 and Associate Professor
  Solders Field                           from 1983 to 1989; Trustee, The
  Boston, Massachusetts 02163             Common Fund since 1989; Director,
                                          Quantec Limited since 1991, TIBCO
                                          from 1994 to 1996 and Genbel
                                          Securities Limited and Genbel Bank
                                          since 1999.

                                                           (Footnotes on page 4)

TO BE ELECTED BY HOLDERS OF COMMON STOCK AND AMPS, VOTING TOGETHER AS A SINGLE
CLASS:

                                                                                                SHARES
                                                                                             BENEFICIALLY
                                                                                               OWNED AT
                                                                                            THE RECORD DATE
                                                  PRINCIPAL OCCUPATIONS                     ---------------
                                                 DURING PAST FIVE YEARS          DIRECTOR   COMMON
   NAME AND ADDRESS OF NOMINEE      AGE        AND PUBLIC DIRECTORSHIPS(1)        SINCE      STOCK    AMPS
----------------------------------  ---   -------------------------------------  --------   -------   -----
James H. Bodurtha(1)(2)...........  55    Director and Executive Vice              1995          0      0
  36 Popponesset Road                     President, The China Business Group,
  Cotuit, Massachusetts 02635             Inc. since 1996; Chairman and Chief
                                          Executive Officer, China Enterprise
                                          Management Corporation from 1993 to
                                          1996; Chairman, Berkshire Corporation
                                          since 1980; Partner, Squire, Sanders
                                          & Dempsey from 1980 to 1993.
Terry K. Glenn(1)*)...............  58    Executive Vice President of MLAM and     1999          0      0
  P.O. Box 9011                           Fund Asset Management, L.P. ("FAM")
  Princeton, New Jersey 08543-9011        (which terms as used herein include
                                          their corporate predecessors) since
                                          1983; Executive Vice President and
                                          Director of Princeton Services, Inc.
                                          ("Princeton Services") since 1993;
                                          President of Princeton Funds
                                          Distributor, Inc. ("PFD") since 1986
                                          and Director thereof since 1991;
                                          President of Princeton
                                          Administrators, L.P. since 1988.
Robert R. Martin(1)(2)............  72    Chairman and Chief Executive Officer,    1993          0      0
  513 Grand Hill                          Kinnard Investments, Inc. from 1990
  St. Paul, Minnesota 55103               to 1993; Executive Vice President,
                                          Dain Bosworth from 1974 to 1989;
                                          Director, Carnegie Capital Management
                                          from 1977 to 1985 and Chairman
                                          thereof in 1979; Director, Securities
                                          Industry Association from 1981 to
                                          1982 and Public Securities
                                          Association from 1979 to 1980;
                                          Chairman of the Board, WTC
                                          Industries, Inc. in 1994; Trustee,
                                          Northland College since 1992.

                                                           (Footnotes on page 4)

TO BE ELECTED BY HOLDERS OF COMMON STOCK AND AMPS, VOTING TOGETHER AS A SINGLE CLASS (CONTINUED):

                                                                                                SHARES
                                                                                             BENEFICIALLY
                                                                                               OWNED AT
                                                                                            THE RECORD DATE
                                                  PRINCIPAL OCCUPATIONS                     ---------------
                                                 DURING PAST FIVE YEARS          DIRECTOR   COMMON
   NAME AND ADDRESS OF NOMINEE      AGE        AND PUBLIC DIRECTORSHIPS(1)        SINCE      STOCK    AMPS
----------------------------------  ---   -------------------------------------  --------   -------   -----
Joseph L. May(1)(2)...............  69    Attorney in private practice since       1989      1,000      0
  424 Church Street                       1984; President, May and Athens
  Suite 2000                              Hosiery Mills Division, Wayne-
  Nashville, Tennessee 37219              Gossard Corporation from 1954 to
                                          1983: Vice President, Wayne-Gossard
                                          Corporation from 1972 to 1983;
                                          Chairman, The May Corporation
                                          (personal holding company) from 1972
                                          to 1983; Director, Signal Apparel Co.
                                          from 1972 to 1989.
Arthur Zeikel(1)*)................  66... Chairman of FAM and MLAM from 1997 to    1989          0      0
  300 Woodland Avenue                     1999; President of FAM and MLAM from
  Westfield, New Jersey 07090             1977 to 1997; Chairman of Princeton
                                          Services from 1997 to 1999, Director
                                          thereof from 1993 to 1999 and
                                          President thereof from 1993 to 1997;
                                          Executive Vice President of Merrill
                                          Lynch & Co., Inc. ("ML&Co.") from
                                          1990 to 1999.

---------------
(1) Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLAM acts as investment adviser. See "Compensation of Directors."
(2) Member of the Audit Committee of the Board.
 * Interested person, as defined in the Investment Company Act, as amended, of the Fund.

     Committee and Board of Directors' Meetings. The Board of Directors has a standing Audit Committee, which consists of the Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"). The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties. The Board of Directors does not have a nominating committee.

     During the fiscal year ended January 31, 1999, the Board of Directors held four meetings and the Audit Committee held four meetings. Each of the Directors then serving attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and, if a member, the total number of meetings of the Audit Committee held during the period for which he served.

     Compliance with Section 16(a) of the Securities Exchange Act of
1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Fund's officers, directors and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser) have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year.

     Interested Persons. The Fund considers Messrs. Zeikel and Glenn to be "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act because of the positions each holds or has held with FAM and its affiliates and/or due to their ownership of securities issued by ML & Co. Mr. Glenn is the President of the Fund.

     Compensation of Directors. FAM, the Fund's investment adviser, pays all compensation of all officers of the Fund and all Directors of the Fund who are affiliated with ML & Co. or its subsidiaries. The Fund pays each Director not affiliated with FAM (each a "non-affiliated Director") a fee of $5,000 per year plus $500 per meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also pays each member of its Audit Committee, which consists of all of the non-affiliated Directors, a fee of $1,000 per year plus $250 per meeting attended, together with such Director's out-of-pocket expenses relating to attendance at meetings. These fees and expenses aggregated $45,647 for the fiscal year ended January 31, 1999.

     The following table sets forth for the fiscal year ended January 31, 1999 compensation paid by the Fund to the non-affiliated Directors and, for the calendar year ended December 31, 1998, the aggregate compensation paid by all registered investment companies advised by FAM and its affiliate, MLAM ("FAM/ MLAM advised funds"), to the non-affiliated Directors.

                                                                                     AGGREGATE COMPENSATION
                                                           PENSION OR RETIREMENT          FROM FUND AND
                                           COMPENSATION   BENEFITS ACCRUED AS PART      FAM/MLAM ADVISED
            NAME OF DIRECTOR                FROM FUND         OF FUND EXPENSES       FUNDS PAID TO DIRECTORS
-----------------------------------------  ------------   ------------------------   -----------------------
James H. Bodurtha........................     $9,000                None                    $163,500
Herbert I. London........................     $9,000                None                    $163,500
Robert R. Martin.........................     $9,000                None                    $163,500
Joseph L. May............................     $9,000                None                    $163,500
Andre F. Perold..........................     $9,000                None                    $163,500

---------------
(1) The Directors serve on the boards of FAM/MLAM advised funds as follows: Mr. Bodurtha (28 registered investment companies consisting of 46 portfolios); Mr. London (28 registered investment companies consisting of 46 portfolios); Mr. Martin (28 registered investment companies consisting of 46 portfolios); Mr. May (28 registered investment companies consisting of 46 portfolios); and Mr. Perold (28 registered investment companies consisting of 46 portfolios).

     Officers of the Fund. The Board of Directors has elected six officers of the Fund. The following sets forth information concerning each of these officers:

                                                                                         OFFICER
                    NAME AND BIOGRAPHY                      AGE          OFFICE           SINCE
----------------------------------------------------------  ---   ---------------------  -------
Terry K. Glenn............................................  58    President              1989*
Executive Vice President of MLAM and FAM since 1983;
Executive Vice President and Director of Princeton
Services since 1993; President of PFD since 1986 and
Director thereof since 1991; President of Princeton
Administrators, L.P. since 1988.
Vincent R. Giordano.......................................  54    Senior Vice President   1989
Senior Vice President of FAM and MLAM since 1984;
Portfolio Manager of FAM and MLAM since 1977; Senior Vice
President of Princeton Services since 1993.
Kenneth A. Jacob..........................................  48    Vice President          1989
First Vice President of MLAM since 1997; Vice President of
MLAM from 1984 to 1997; Vice President of FAM since 1984.
Donald C. Burke...........................................  38    Vice President          1993
Senior Vice President and Treasurer of MLAM and FAM since         Treasurer               1999
1999; Senior Vice President and Treasurer of Princeton
Services since 1999; Vice President of PFD since 1999;
First Vice President of MLAM from 1997 to 1999; Vice
President of MLAM from 1990 to 1997; Director of Taxation
of MLAM since 1990.
Hugh T. Hurley, III.......................................  34    Vice President          1995
Vice President of MLAM since 1993.
Alice A. Pellegrino.......................................  39    Secretary               1999
Vice President of MLAM since 1999; Attorney with MLAM
since 1997; Associate with Kirkpatrick & Lockhart LLP from
1992 to 1997.

---------------
* Mr. Glenn was elected President of the Fund in 1999. Prior to that he served as Executive Vice President of the Fund.

     Stock Ownership. At the Record Date, the Directors and officers of the Fund as a group (12 persons) owned an aggregate of less than 1% of the Common Stock of the Fund outstanding at such date and owned none of the AMPS outstanding at such date. At such date, Mr. Zeikel, a Director of the Fund, Mr. Glenn, an officer and a Director of the Fund, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

         ITEM 2. RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Deloitte & Touche LLP ("D&T"), independent auditors, to examine the financial statements of the Fund for the current fiscal year. The Fund knows of no direct or indirect financial interest of such firm in the Fund. Such appointment is subject to ratification or rejection by the stockholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

     D&T also acts as independent auditors for ML & Co. and all of its subsidiaries and for most other investment companies for which FAM or MLAM acts as an investment adviser. The fees received by D&T from these other entities are substantially greater, in the aggregate, than the fees received by it from the Fund. The Board of Directors of the Fund considered the fact that D&T has been retained as the independent auditors for such other entities in its evaluation of the independence of D&T with respect to the Fund.

     Representatives of D&T are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

              ITEM 3. PROPOSED AMENDMENT TO ARTICLES SUPPLEMENTARY

     At a meeting held January 25, 1999, the Board of Directors of the Fund approved amendments to Section 5(c) of the Articles Supplementary of the Fund. The proposed amendment of Section 5(c) will affect issued and outstanding AMPS. The Fund has three series of AMPS (A, B and C), each created under Articles Supplementary dated July 10, 1989. The proposed amendment is described below and a form of amended Section 5(c) for the Fund is attached as Exhibit A to this Proxy Statement. The Board of Directors of the Fund has declared the amendment advisable and has directed that the proposed amendment be submitted to the stockholders of the Fund for approval at the Meeting. The Board recommends that the stockholders of the Fund approve the proposed amendment to the Fund's Articles Supplementary.

     Currently, the Articles Supplementary of the Fund require the approval of a majority of the Fund's outstanding shares of AMPS in order to issue any additional shares of AMPS or any other preferred stock. The proposed amendment would delete this requirement and permit the Fund, upon the approval of the Board of Directors, to issue additional shares of preferred stock, including AMPS, without obtaining stockholder approval, provided that such additional preferred stock does not rank prior to the AMPS or any other outstanding preferred stock in the Fund's capital structure.

     The proposed amendment provides the Board and the Fund with greater flexibility to adjust the Fund's leverage in response to market conditions. The proposed amendment permits the Board of Directors to authorize the Fund to issue additional AMPS in order to maintain the Fund's targeted level of financial leverage without the time delays and costs involved with seeking stockholder approval each time the Fund wishes to issue additional AMPS.

     The issuance of additional AMPS may provide holders of Common Stock with a potentially higher yield. The use of leverage, however, involves certain risks for holders of Common Stock, including higher volatility of both the net asset value and the market value of the Common Stock. Leverage also creates the risk that the investment return on the Fund's Common Stock will be reduced to the extent the dividends paid on preferred stock and other expenses of the preferred stock exceed the income earned by the Fund on its investments. If the Fund is liquidated, preferred stockholders will be entitled to receive liquidating distributions before any distribution is made to holders of Common Stock.

     The fee paid to FAM for investment advisory and management services is based on the Fund's average weekly net assets, including assets acquired from the sale of preferred stock. Therefore, the fee paid to FAM will increase as a result of any issuance of additional AMPS or other preferred stock.

     Any issuance of additional shares of preferred stock by the Fund must be in compliance with the 200% asset coverage requirement of Section 18 of the Investment Company Act. Also, the Fund currently anticipates that any additional shares of preferred stock to be issued would also be AMPS and that any such AMPS would be rated by nationally recognized statistical rating organizations ("NRSROs") as are all currently outstanding AMPS. These NRSROs, in rating the additional AMPS, will impose their own asset coverage requirements on the additional AMPS.

     If additional AMPS or other shares of preferred stock are issued by the Fund, except as indicated below and as otherwise required by applicable law, holders of shares of any newly issued AMPS or other preferred stock will have equal voting rights with outstanding Common Stock and AMPS (one vote per share) and will vote together with holders of outstanding Common Stock and AMPS as a single class.

     In connection with the election of the Fund's Directors, holders of shares of any newly issued AMPS or other preferred stock along with holders of outstanding AMPS, voting together as a separate class, will be entitled to elect two of the Fund's Directors, and the remaining Directors will be elected by the holders of Common Stock and AMPS, voting together as a single class. If at any time dividends on shares of the Fund's preferred stock shall be unpaid in an amount equal to two full years' dividends thereon, the holders of any newly issued AMPS or other preferred stock and outstanding AMPS, voting together as a separate class, will be entitled to elect a majority of the Fund's Directors until all dividends in default have been paid or declared and set apart for payment. Also, the affirmative vote of the holders of any newly issued AMPS or other preferred stock and the outstanding AMPS, voting together as a separate class, will be required to approve any plan of reorganization adversely affecting such shares or any action requiring a vote of security holders under
Section 13(a) of the Investment Company Act, including any vote to convert the Fund to an open-end investment company or to change the Fund's fundamental investment policies.

     Stockholders will not be entitled to appraisal rights under Maryland law.

                               LEGAL PROCEEDINGS

     On June 21, 1996, a putative class action titled Green v. Fund Asset Management, L.P. was filed in the United States District Court for the District of Massachusetts. Among the named defendants in the action are seven of the leveraged closed-end municipal bond funds (including the Fund) for which FAM serves as the investment adviser (two of the seven named funds have merged since the commencement of the litigation). In addition to the named defendants, plaintiffs also purport to assert claims against a defendant class consisting of all other publicly traded, closed-end investment companies for which FAM serves as investment adviser and which, among other things, have issued AMPS. The named plaintiffs, who claim to be investors in the seven named funds, purport to bring the action on behalf of a class consisting of all holders of the common stock of the subject funds.

     Plaintiffs allege that FAM and other affiliated defendants received excessive compensation for managing the funds. Plaintiffs claim, among other things, that the registration statements, annual reports and other documents filed by the funds with the SEC were misleading because such documents allegedly failed to disclose that proceeds arising from the issuance of AMPS would be included in a fund's net assets for the purposes of calculating the investment advisory fee payable to FAM. In addition, plaintiffs allege that a conflict of interest existed because it would always be in the defendants' interest to keep the funds fully leveraged to maximize the advisory fees and collateral compensation notwithstanding adverse market conditions. Plaintiffs also allege an additional conflict of interest arising from the receipt by such affiliates of underwriting discounts, or other revenues in connection with the sale of the AMPS by the funds. The complaint also attempted to assert claims under Sections 8(e), 34(b), 36(a) and 36(b) of the Investment Company Act and common law. Plaintiffs seek unspecified monetary damages as well as injunctive relief.

     On August 27, 1996, defendants moved to transfer the action to the United States District Court for the District of New Jersey. By order dated June 10, 1997, the District Court Judge granted defendants' motion. Plaintiffs objected to the District Court Judge's order and moved for reconsideration. By order dated July 16, 1997, the District Court Judge ordered the case transferred to the District of New Jersey.

     On September 17, 1997, defendants moved to dismiss plaintiffs' complaint on the ground that plaintiffs had failed to state a claim upon which relief could be granted. On February 23, 1998, the Court granted defendants' motion in substantial part and dismissed plaintiffs' claims under Sections 8(e), 34(b) and 36(a) of the Investment Company Act with prejudice, but declined to dismiss plaintiffs' claims under Section 36(b) and state law. Defendants filed an Answer on April 30, 1998, denying the substantive allegations in the First Amended Complaint. Defendants also have moved for judgment on the pleadings dismissing the state law claims. That motion is pending. The parties have commenced fact discovery with respect to the allegations remaining in the action.

     The defendants believe that plaintiffs' allegations are without merit and intend to defend the action vigorously. FAM has agreed to indemnify the named defendant funds (including the Fund) for any liabilities or expenses that they may incur in connection with this litigation.

                             ADDITIONAL INFORMATION

     The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund.

     In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of each class of the Fund's securities entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. The Fund has retained D.F. King & Co., Inc. to assist in the solicitation of proxies at a cost to the Fund of approximately $5,000 plus out-of-pocket expenses.

     All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted "FOR" the Director nominees, "FOR" the ratification of D&T as independent auditors and "FOR" the amendment to the Articles Supplementary.

     With respect to Item 1, "Election of Directors," holders of AMPS, voting separately as a class, are entitled to elect the two Directors designated above and holders of Common Stock and AMPS, voting together as a single class, are entitled to elect the remaining Directors. Assuming a quorum is present, (i) election of the two Directors to be elected by the holders of AMPS, voting separately as a class, will require a plurality of the votes cast by the holders of AMPS, represented at the Meeting and entitled to vote; and (ii) election of the remaining Directors will require a plurality of the votes cast by the holders of Common Stock and AMPS represented at the Meeting and entitled to vote, voting together as a single class.

     With respect to Item 2, "Ratification of the Selection of Independent Auditors," assuming a quorum is present, approval will require the affirmative vote of a majority of the votes cast by the holders of Common Stock and AMPS represented at the Meeting and entitled to vote, voting together as a single class.

     With respect to Item 3, "Proposed Amendment to Articles Supplementary," assuming a quorum is present, approval of amendment of the Articles Supplementary will require the affirmative vote of (i) the holders representing a majority of the outstanding Common Stock and AMPS, voting together as a single class, and (ii) the holders representing a majority of the outstanding AMPS of all series of the Fund, voting together as a single class.

     Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), holding Fund shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. With respect to Common Stock, broker-dealer firms, including MLPF&S, will not be permitted to grant voting authority without instructions with respect to amending the Articles Supplementary (Item 3). Shares of AMPS held in "street name," however, may be voted under certain conditions by broker-dealer firms with respect to Item 3 and counted for purposes of establishing a quorum if no instructions are received one business day before the Meeting, or, if adjourned, one business day before the day to which the Meeting is adjourned. These conditions include, among others, that (i) at least 30% of the AMPS outstanding have voted on Item 3, (ii) less than 10% of the AMPS outstanding have voted against Item 3, and (iii) holders of Common Stock have voted to approve Item 3. In such instances, the broker-dealer firm will vote those shares of AMPS on Item 3 in the same proportion as the votes cast by all holders of AMPS who voted on Item 3. The Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. Proxies that are returned but that are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for purposes of a quorum. MLPF&S has advised the Fund that it intends to vote shares held in its name for which no instructions are received except as limited by agreement or applicable law, on Items 1 and 2 (with respect to Common Stock and AMPS) and 3 (with respect to AMPS only) in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will not have an effect on the vote on Item 1 or Item 2. Abstentions and broker non-votes will have the same effect as a vote against Item 3.

ADDRESS OF INVESTMENT ADVISER

     The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

ANNUAL REPORT DELIVERY

     THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR THE FISCAL YEAR ENDED JANUARY 31, 1999 TO ANY STOCKHOLDER UPON REQUEST. Such requests should be directed to MuniEnhanced Fund, Inc., P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Alice A. Pellegrino, Secretary or to 1-800-456-4587 ext. 123.

STOCKHOLDER PROPOSALS

     It is currently intended that the 2000 Annual Meeting of Stockholders of the Fund will be held in May, 2000. If a stockholder intends to present a proposal at the 2000 Annual Meeting of Stockholders of the Fund, and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by December 21, 1999.

                                          By Order of the Board of Directors
                                          ALICE A. PELLEGRINO
                                          Secretary

Dated: April 20, 1999

                                                                       EXHIBIT A

                PROPOSED AMENDMENT TO ARTICLES SUPPLEMENTARY OF

                    MUNIENHANCED FUND, INC., SERIES A, B, C

        Section 5(c) of the Articles Supplementary is revised to read, as follows (the underlined text indicates language added; brackets indicate language deleted):

        Right to Vote with Respect to Certain Other Matters. So long as any shares of AMPS are outstanding, the Corporation shall not, without the affirmative vote of the holders of a majority of the shares of the Preferred Stock Outstanding at the time, voting separately as one class: (i) authorize, create or issue [, or increase the authorized or issued amount of,] any class or series of stock ranking prior to the AMPS or [on a parity with] any other series of Preferred Stock with respect to payment of dividends or the distribution of assets on liquidation, [or increase the authorized amount of AMPS or any other Preferred Stock,] or (ii) amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Charter of holders of shares of AMPS or any other Preferred Stock. To the extent permitted under the 1940 Act, in the event shares of more than one series of AMPS are outstanding, the Corporation shall not approve any of the actions set forth in clause (i) or (ii) which adversely affects the contract rights expressly set forth in the Charter of a Holder of shares of a series of AMPS differently than those of a Holder of shares of any other series of AMPS without the affirmative vote of the holders of at least a majority of the shares of AMPS of each series adversely affected and outstanding at such time (each such adversely affected series voting separately as a class). The Corporation shall notify Moody's and S&P 10 Business Days prior to any such vote described in clause (i) or (ii). Unless a higher percentage is provided for under the Charter, the affirmative vote of the holders of a majority of the outstanding shares of Preferred Stock including AMPS, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act. The class vote of holders of shares of Preferred Stock, including AMPS, described above will in each case be in addition to a separate vote of the requisite percentage of shares of Common Stock and shares of Preferred Stock, including AMPS, voting together as a single class necessary to authorize the action in question.

                                                              COMMON STOCK
                            MUNIENHANCED FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                                     PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of MuniEnhanced Fund, Inc. (the 'Fund') held of record by the undersigned on March 31, 1999 at the annual meeting of stockholders of the Fund to be held on May 26, 1999 or any adjournment thereof.

          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

          By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote on any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                        (Continued and to be signed on the reverse side)

   PLEASE MARK BOXES M OR [X] IN BLUE OR BLACK INK.

    1. ELECTION OF DIRECTORS                               FOR all nominees listed below
                                                           (except as marked to the contrary below) [ ]

                                                            WITHHOLD AUTHORITY
                                                            to vote for all nominees listed below [ ]

    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

    JAMES H. BODURTHA, TERRY K. GLENN, ROBERT R. MARTIN, JOSEPH L. MAY AND ARTHUR ZEIKEL

   2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

    FOR [ ]    AGAINST [ ]    ABSTAIN [ ]

   3. Proposal to approve an amendment to the Articles Supplementary of the Fund.

    FOR [ ]    AGAINST [ ]    ABSTAIN [ ]

   4. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

   SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign.
                                                 When signing as attorney or
                                                 as executor, administrator,
                                                 trustee or guardian, please
                                                 give full title as such. If
                                                 a corporation, please sign
                                                 in full corporate name by
                                                 president or other
                                                 authorized officer. If a
                                                 partnership, please sign in
                                                 partnership name by
                                                 authorized person.

                                                 Dated: , 1999

                                                 X ___________________________
                                                           Signature

                                                 X ___________________________
                                                    Signature, if held jointly

                                                            AUCTION MARKET
                                                           PREFERRED STOCK
                            MUNIENHANCED FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                                     PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Auction Market Preferred Stock of MuniEnhanced Fund, Inc. (the 'Fund') held of record by the undersigned on March 31, 1999 at the annual meeting of stockholders of the Fund to be held on May 26, 1999 or any adjournment thereof.

          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

          By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote on any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                        (Continued and to be signed on the reverse side)

   PLEASE MARK BOXES M OR [X] IN BLUE OR BLACK INK.

    1. ELECTION OF DIRECTORS                               FOR all nominees listed below
                                                           (except as marked to the contrary below) [ ]

                                                            WITHHOLD AUTHORITY
                                                            to vote for all nominees listed below [ ]

    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

    JAMES H. BODURTHA, TERRY K. GLENN, HERBERT I. LONDON, ROBERT R. MARTIN, JOSEPH L. MAY, ANDRE F. PEROLD AND ARTHUR ZEIKEL

   2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

    FOR [ ]    AGAINST [ ]    ABSTAIN [ ]

   3. Proposal to approve an amendment to the Articles Supplementary of the Fund.

    FOR [ ]    AGAINST [ ]    ABSTAIN [ ]

   4. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

   SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign.
                                                 When signing as attorney or
                                                 as executor, administrator,
                                                 trustee or guardian, please
                                                 give full title as such. If
                                                 a corporation, please sign
                                                 in full corporate name by
                                                 president or other
                                                 authorized officer. If a
                                                 partnership, please sign in
                                                 partnership name by
                                                 authorized person.

                                                 Dated: , 1999

                                                 X __________________________

                                                          Signature

                                                 X __________________________

                                                  Signature, if held jointly